Exhibit 19.2
                               Powers of Attorney

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Equity Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Equity Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.







August 27, 1997                             /s/ C. Duane Blinn
                                                -----------------------------
                                                C. Duane Blinn, Esq., Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Equity Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Equity Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.







August 27, 1997                             /s/ Robert Chesek
                                                --------------------------------
                                                Robert Chesek, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Equity Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Equity Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.







August 27, 1997                             /s/ Francis E. Jeffries
                                                --------------------------------
                                                Francis E. Jeffries, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Equity Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Equity Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.







August 27, 1997                             /s/ Leroy Keith, Jr
                                                --------------------------------
                                                Leroy Keith, Jr., Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Equity Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Equity Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.







August 27, 1997                             /s/ Calvin J. Pedersen
                                                --------------------------------
                                                Calvin J. Pedersen, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Equity Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Equity Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.







August 27, 1997                             /s/ Philip R. Reynolds
                                                --------------------------------
                                                Philip R. Reynolds, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Equity Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Equity Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.







August 27, 1997                             /s/ Richard E. Segerson
                                                --------------------------------
                                                Richard E. Segerson, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Equity Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Equity Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.







August 27, 1997                             /s/ Lowell P. Weicker, Jr
                                                --------------------------------
                                                Lowell P. Weicker, Jr., Trustee